CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                       HSBC BANK USA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

N/A                                         20-1177241
(Jurisdiction of incorporation              (I.R.S. Employer
or organization if not a U.S.               Identification No.)
national bank)

1800 Tyson's Boulevard, Ste 50
McLean, VA                                  22102
(Address of principal executive offices)    (Zip Code)

                              Kevin T. O'Brien, SVP
                       HSBC Bank USA, National Association
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                          STANDARD MOTOR PRODUCTS, INC.

               (Exact name of obligor as specified in its charter)

NEW YORK                                    11-1362020.
(State or other jurisdiction                (I.R.S. Employer
of incorporation or organization)           Identification No.)

      Standard Motor Products, Inc.
      37-18 Northern Boulevard
      Long Island City, New York                11101

      (Address of principal executive offices)  (Zip Code)

                __% CONVERTIBLE SUBORDINATED DEBENTURES DUE 20__
                         (Title of Indenture Securities)

                                     General

Item 1. General Information.

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervisory authority to which it is subject.

            Comptroller of the Currency, New York, NY.

            Federal Deposit Insurance Corporation, Washington, D.C.

            Board of Governors of the Federal Reserve System, Washington, D.C.

      (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2. Affiliations with Obligor.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None

Items 3-15. Not Applicable

Item 16. List of Exhibits

Exhibit

T1A(i)     (1) Copy of the Articles of Association of HSBC Bank USA,
               National Association.

T1A(ii)    (1) Certificate of the Comptroller of the Currency dated July 1,
               2004 as to the authority of HSBC Bank USA, National Association to commence business.

T1A(iii)   (2) Certificate of Fiduciary Powers dated August 18, 2004 for
               HSBC Bank USA, National Association

T1A(iv)    (1) Copy of the existing By-Laws of HSBC Bank USA, National
               Association.

T1A(v)         Not applicable.

T1A(vi)    (2) Consent of HSBC Bank USA, National Association required by
               Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (September 30, 2008), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)      Not applicable.

T1A(ix)        Not applicable.

(1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.
(2) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-125197 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the [ ] day of March, 2009.

                                             HSBC BANK USA, NATIONAL ASSOCIATION

                                             By: /s/ Herawattee Alli
                                                 -------------------
                                                 Herawattee Alli
                                                 Vice President

                                                               EXHIBIT T1A (VII)


                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081

Federal Financial Institutions Examination Council   Expires March 31, 2009
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                                                     Please refer to page i,
                                                     Table of Contents, for
                                                     the required disclosure |1|
                                                     of estimated burden.
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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES-FFIEC 03

REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2008    (20040630)
                                                     -----------
                                                     (RCRI 9999)


This report is required by law; 12 U.S.C. ss.324 (State member banks); 12 U.S.C. ss. 1817 (State nonmember banks); and 12 U.S.C. ss.161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I, Clive Bucknall, Controller
---------------------------------------------------
Name and Title of Officer Authorized to Sign Report

Of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

/s/ Joseph R. Simpson
---------------------------------------------------
Signature of Officer Authorized to Sign Report

11/04/2008
---------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ Sal H. Alfieri
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Director (Trustee)

/s/ Bernard J. Kennedy
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Director (Trustee)

/s/ Martin Glynn
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Director (Trustee)


SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data System Corporation
      (EDS), by modem or computer diskette; or

b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy f the completed report that the bank places in its files.
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FDIC Certificate Number |5|7|8|9|0|
                        (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM
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Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087)
(Example: www.examplebank.com)

HSBC Bank USA, NATIONAL ASSOCIATION
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Legal Title of Bank (TEXT 9010)

Wilmington
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City (TEXT 9130)

DE                             19801
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State Abbrev. (TEXT 9200)      ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                               REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA, National Association             of  Buffalo
-----------------------------------------------------------
  Name of Bank                                  City

in the state of New York, at the close of business SEPTEMBER 30, 2008

ASSETS
                                                                                                 Thousands of dollars
Cash and balances due from depository institutions:
a. Non-interest-bearing balances currency and coin                                                          5,232,084
b. Interest-bearing balances                                                                                3,692,268
   Held-to-maturity securities                                                                              2,776,287
   Available-for-sale securities                                                                           19,932,709
   Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold in domestic offices                                                                   1,590,000
b. Securities purchased under agreements to resell                                                         14,014,095
Loans and lease financing receivables:
   Loans and leases held for sale                                                                           3,373,604
   Loans and leases net of unearned income                                            85,678790
   LESS: Allowance for loan and lease losses                                          2,057,591
   Loans and lease, net of unearned income, allowance, and reserve                                         83,621,199
   Trading assets                                                                                          33,878,960
   Premises and fixed assets                                                                                  537,698
Other real estate owned                                                                                        86,118
Investments in unconsolidated subsidiaries                                                                    324,524
Customers' liability to this bank on acceptances outstanding                                                       NA
Intangible assets: Goodwill                                                                                 2,056,813
Intangible assets: Other intangible assets                                                                    564,292
Other assets                                                                                                9,906,588
Total assets                                                                                              181,587,239

LIABILITIES

Deposits:
   In domestic offices                                                                                     84,766,336
   Non-interest-bearing                                                              17,252,235
   Interest-bearing                                                                  67,514,101
In foreign offices                                                                                         40,109,960
   Non-interest-bearing                                                               1,347,396
   Interest-bearing                                                                  38,762,564

Federal funds purchased and securities sold under agreements to repurchase:
a. Federal funds purchased in domestic offices                                                                243,700
b. Securities sold under agreements to repurchase                                                             772,869

Trading Liabilities                                                                                        16,308,832
Other borrowed money                                                                                       16,274,072
Bank's liability on acceptances                                                                                    NA
Subordinated notes and debentures                                                                           4,506,968
Other liabilities                                                                                           6,333,608
Total liabilities                                                                                         169,316,345
Minority Interests in consolidated Subsidiaries                                                                   341
EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                       0
Common Stock
                                                                                                                2,001
Surplus                                                                                                    11,593,763
Retained earnings                                                                                           1,379,542
Accumulated other comprehensive income                                                                       -704,753
Other equity capital components
                                                                                                                    0
Total equity capital                                                                                       12,270,553
Total liabilities, minority interests and equity capital                                                  181,587,239